EQUITY ONE, INC.
                        SUPPLEMENTAL INFORMATION PACKAGE
















                                DECEMBER 31, 2001















                               (EQUITY ONE INC. LOGO)













                                Equity One, Inc.
                          1696 N.E. Miami Gardens Drive
                        North Miami Beach, Florida 33179
                     Tel: (305) 947-1664 Fax: (305) 947-1734
                                www.equityone.net

                                EQUITY ONE, INC.


--------------------------------------------------------------------------------

                            SUPPLEMENTAL INFORMATION

                                DECEMBER 31, 2001

                                   (UNAUDITED)
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS                           Page
                                                                           ----

1.  Summary Operating Information ......................................    3

2.  Summary Balance Sheet Information ..................................    4

3.  Consolidated Statements of Earnings (unaudited) ....................    5

4.  Consolidated Statements of Funds from Operations (unaudited) .......    6

5.  Consolidated Balance Sheets (unaudited) ............................    7

6.  Debt Summary .......................................................    8

7.  Property Status Report .............................................   11

8.  Annual Minimum Rent by Location ....................................   14

9.  Real Estate Developments and Other Recent Activity .................   15

10. Joint Venture Investments ..........................................   16

11. Tenant Concentration Schedule ......................................   17

12. Lease Expiration Schedule ..........................................   18

13. Stock Price and Volume Statistics ..................................   19

--------------------------------------------------------------------------------

    FORWARD LOOKING STATEMENTS

    Certain information contained in this Supplemental Information Package may contain forward-looking statements regarding company and property performance within the meaning of the Private Securities Litigation Reform Act of 1995. Future results could vary materially from actual results depending on risks and uncertainties inherent in general and local real estate conditions, or competitive factors specific to the markets in which the Company operates. The Company assumes no obligation to update this information. For more details, please refer to Equity One's SEC filings, including the most recent report on Form 10-K and Form 10-Q.

    BASIS OF PRESENTATION

    The results for the quarter and twelve months ended December 31, 2001 reflect the acquisitions of UIRT and CEFUS. Additionally, all periods since August 18, 2000 have been restated to account for the acquisition of 68.07% of the stock of First Capital Realty (TSE:FCR), the parent of CEFUS, by Gazit-Globe (1982) Ltd. (TLV:GLOB), Equity One's majority shareholder. The restatement consolidates the operations of Equity One and CEFUS between August 18, 2000 and September 19, 2001, subject to a 31.93% minority interest in CEFUS. On September 20, 2001, Equity One acquired 100% of CEFUS from First Capital Realty, thereby acquiring the remaining 31.93% minority interest.

EQUITY ONE, INC.
SUMMARY OPERATING INFORMATION
for the periods ended December 31, 2001 and 2000
(in thousands, except per share data)

-------------------------------------------------------------------------------------------------------

                                                     3 MONTHS ENDED               12 MONTHS ENDED
                                              ----------------------------  ---------------------------
                                              DEC 31, 2001    DEC 31, 2000  DEC 31, 2001   DEC 31, 2000
                                              ------------    ------------  ------------   ------------

Total Dividends Paid per Share                  $    0.27      $    0.26      $    1.06      $    1.04

Funds from Operations per share                 $    0.35      $    0.35      $    1.34      $    1.31
        Dividend / FFO Payout Ratio                 77.1%          74.3%          79.1%          79.4%
        FFO multiple (annualized)                    9.8           10.3

Adjusted Funds from Operations per share        $    0.32      $    0.32      $    1.25      $    1.21
        Dividend / AFFO Payout Ratio                84.4%          81.3%          84.8%          86.0%
        AFFO multiple (annualized)                  10.7           11.0
-------------------------------------------------------------------------------------------------------

EBITDA (excl Gain/(Loss) on RE Sales)           $  15,831      $  13,926      $  54,893      $  33,406

Interest Expense and

        Financing Fee Amortization              $   5,912      $   5,813      $  22,243      $  12,807

EBITDA : Interest Coverage Ratio                      2.7            2.4            2.5            2.6

        EBITDA Margin (EBITDA/Total Revenues)        64.1%          67.7%          66.1%          67.3%
-------------------------------------------------------------------------------------------------------

Property Net Operating Income (NOI)
        Total Rental Income                      $24,065         $19,262        $80,130        $47,676
        Operating Expenses (1)                     7,765           5,843         24,936         13,661
                                                ------------------------       -----------------------
Net Operating Income                             $16,300         $13,419        $55,194        $34,015

        NOI Margin (NOI/Total Rental Income)        67.7%           69.7%          68.9%          71.3%

        (1)     Net of intercompany expenses which have been eliminated.

--------------------------------------------------------------------------------

Same Property NOI (2)
        Total Rental Income                      $ 9,170         $ 9,373        $33,813        $32,661
        Operating Expenses                         2,757           2,700          9,323          8,864
                                                ------------------------       -----------------------
Net Operating Income                             $ 6,413         $ 6,673        $24,490        $23,797

        Growth in Same Property NOI                 (3.9)%                          2.9%
        (2)     Includes only original Equity One properties owned in the
                current and prior periods. Lake Mary recorded $1,070 of
                termination fees in December 2000.

-------------------------------------------------------------------------------------------------------------------

General & Administrative Expenses              $   1,099         $   903      $   3,553      $   2,559
        as % of Total Revenues                      4.45%           4.39%          4.28%          5.16%
        as % of Total Assets                        0.66%                          0.53%

EQUITY ONE, INC.
SUMMARY BALANCE SHEET INFORMATION
as of December 31, 2001 and 2000
(in thousands, except per share data)

-------------------------------------------------------------------------------------------------------------------
                                                                                       DEC 31, 2001      DEC 31, 2000
                                                                                       ------------      ------------
Closing Market Price                                                                    $   13.740       $   9.875
Dividend Yield (based on current annualized dividend)                                        7.86%           10.53%

Book Value per share (fully diluted, end of period)                                     $    9.497       $   9.250

-------------------------------------------------------------------------------------------------------------------

Liquidity

        Cash and Cash Equivalents                                                       $      906       $   2,347
        Credit Facilities
                Gross Available under Current Credit Facilities                         $   50,641       $  20,641
                -   Outstanding Balance                                                     27,409           4,243
                -   Holdback for Letters of credit                                             999           1,580
                -   Escrowed for Tax and Insurance                                             448             440
                                                                                        ----------       ---------
                Net Available under Credit Facilities                                   $   21,784       $  14,378
                                                                                        ==========       =========

-------------------------------------------------------------------------------------------------------------------

Equity Capitalization (end of period)
        Common Stock (in thousands)
                Common Stock Outstanding Shares (excluding Walden Woods)                28,620.757       12,705.825
                Equity Related to Step Acquisition                                           0.000        7,147.350
                        Sub-total basic shares                                          28,620.757       19,853.175
                Unvested Restricted Common Shares                                          160.086           79.820
                Walden Woods Shares                                                         93.656           93.656
                Northport Operating Partnership Units                                      261.850          261.850
                Common Stock Options/Warrants (Treasury Method, closing price)             164.620            0.000
        Fully Diluted Common Stock                                                      29,300.969       20,288.501

Net Debt (adjusted for Cash, Restricted Cash, Securities)                                $ 368,188        $ 276,927
Minority Interest                                                                                0           33,887
Equity Market Capitalization (fully diluted, end of period)                                402,595          200,349
        Total Market Capitalization                                                        770,783        $ 511,163

Net Debt to Total Market Capitalization                                                       47.8%            54.2%

-------------------------------------------------------------------------------------------------------------------

Gross Real Estate Investments                                                            $ 656,005        $ 501,528
  -     Accumulated Depreciation                                                           (28,318)         (17,829)
Net Real Estate Investments                                                              $ 627,687        $ 483,699

Net Debt to Gross Real Estate Investment                                                      56.1%            55.2%

-------------------------------------------------------------------------------------------------------------------

Fixed Rate Mortgage Debt (1)                                                             $ 296,887        $ 280,396
Variable Rate Bank Debt (including swaps or rate-locks)                                     75,569            4,243
        Total Debt                                                                       $ 372,456        $ 284,639

        % Fixed Rate Debt (1)                                                                 79.7%            98.5%
        % Variable Rate Debt (including swaps or rate-locks)                                  20.3%             1.5%

        Weighted-average Interest Rate on Fixed Rate Debt (1)                                 7.76%              NA

        (1) excluding any bank debt which has been swapped or rate locked for an interim period

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)
for the periods ended December 31, 2001 and 2000
(in thousands, except per share data)
--------------------------------------------------------------------------------


                                                      3 MONTHS ENDED                 12 MONTHS ENDED
                                               ----------------------------     ---------------------------
                                                DEC 31, 2001  DEC 31, 2000      DEC 31, 2001  DEC 31, 2000
                                               -------------  -------------     ------------  -------------
Revenues
     Income from Rental Properties
        Minimum Rental                               $ 18,498      $ 15,067          $ 61,134      $ 37,202
        Expense Recoveries                              5,528         3,920            18,029         9,728
        Percentage Rent Payments                           39           275               967           746
                                               ----------------------------     ---------------------------
     Total Rental Income                             $ 24,065      $ 19,262          $ 80,130      $ 47,676
     Management Fee Income                                128           159               927           360
     Gain on Sale of Securities                             0             0                33             0
     Dividend & Interest Income                           487         1,149             1,897         1,585
Total Revenues                                       $ 24,680      $ 20,570          $ 82,987      $ 49,621
                                               ============================    ============================

Expenses
     Operating Expenses                               $ 7,765       $ 5,843          $ 24,936      $ 13,661
     Depreciation & Amortization                        3,277         2,551            11,114         6,284
     Interest Expense & Fee Amortization                5,912         5,813            22,243        12,807
     General & Administrative                           1,099           903             3,553         2,559
                                               ----------------------------     ---------------------------
Total Expenses                                       $ 18,053      $ 15,110          $ 61,846      $ 35,311
                                               ============================    ============================

Income before Loss on Sale of Real Estate,
     Equity in Income of Unconsolidated
     Entities, Minority Interest in (Loss)/
     Earnings of Consolidated Subsidiary,
     Income Taxes, Minority Interest and
                                               ----------------------------     ---------------------------
     Extraordinary Item                               $ 6,627       $ 5,460          $ 21,141      $ 14,310
                                               ============================    ============================

     Loss on Sale of Real Estate                            0           (63)             (609)          (63)
     Equity in Income of Unconsolidated Entities           40            29               494             5
     Minority Interest in (Loss)/Earnings of
        Consolidated Subsidiary                           (25)           73               (99)            0

     Income Tax Credit/(Expense)
        Current                                             0           (22)              593           (23)
        Deferred                                            0          (849)              374        (1,071)


                                               ----------------------------     ---------------------------
Net Income before Minority Interest and
  Extraordinary Item                                  $ 6,642       $ 4,628          $ 21,894      $ 13,158
                                               ============================    ============================

     Minority Interest                                      0          (486)           (1,627)         (603)

                                               ----------------------------     ---------------------------
Net Income before Extraordinary Item                  $ 6,642       $ 4,142          $ 20,267      $ 12,555
                                               ============================    ============================

Extraordinary Item - Prepayment Penalty                (1,546)            0            (1,546)            0

                                               ----------------------------     ---------------------------
Net Income                                            $ 5,096       $ 4,142          $ 18,721      $ 12,555
                                               ============================    ============================

Basic Earnings per Share
     Net Income before Extraordinary Item              $ 0.23        $ 0.21            $ 0.90        $ 0.88
     Extraordinary Item                                 (0.05)         0.00             (0.07)         0.00
                                               ----------------------------     ---------------------------
     Net Income                                        $ 0.18        $ 0.21            $ 0.83        $ 0.87
                                               ============================    ============================

Diluted Earnings per Share
     Net Income before Extraordinary Item              $ 0.23        $ 0.21            $ 0.90        $ 0.87
     Extraordinary Item                                 (0.05)         0.00             (0.07)         0.00
                                               ----------------------------     ---------------------------
     Net Income                                        $ 0.18        $ 0.21            $ 0.83        $ 0.87
                                               ============================    ============================

Weighted Average Shares Outstanding
     Basic                                             28,560        19,291            22,414        14,285
     Diluted                                           29,248        19,576            23,037        14,504

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (UNAUDITED)
for the periods ended December 31, 2001 and 2000
(in thousands, except per share data)
--------------------------------------------------------------------------------


                                                       3 MONTHS ENDED                   12 MONTHS ENDED
                                                DEC 31, 2001    DEC 31, 2000       DEC 31, 2001    DEC 31, 2000
                                                ----------------------------       ----------------------------
Net Income                                          $ 5,096         $ 4,142           $ 18,721        $ 12,555

    Depreciation of Real Estate                       3,238           2,482             10,995           6,147
    Amortization of Capitalized Leasing Fees             60              48                207             165
    Extraordinary Item - Prepayment Penalty           1,546               0              1,546               0
    Loss on Sale of Real Estate                           0              63                609              63
    Interest on Convertible Partnership Units            65              20                259              20
    Minority Interest in Loss/(Earnings)
        Consolidated Subsidiary                          25             (73)                99               0
    Deferred Income Taxes                                 0             849               (374)          1,071
    Depreciation in Unconsolidated Entities             164              24                238              33
    Minority Interest Share of FFO Adjustments            0            (721)            (1,369)         (1,010)
                                                ----------------------------       ----------------------------

Funds from Operations                              $ 10,194         $ 6,834           $ 30,931        $ 19,044
        Increase                                       49.2%                              62.4%

FFO per share (diluted)                              $ 0.35          $ 0.35             $ 1.34          $ 1.31
        Increase                                       0.0%                               2.3%

---------------------------------------------------------------------------------------------------------------

Adjusted Funds from Operations (AFFO)

Funds from Operations                              $ 10,194         $ 6,834           $ 30,931        $ 19,044

less:

    Straight Line Rent Adjustment                      $ 32            $ 32              $ 129           $ 129

    Recurring Capital Expenditures
        Tenant Improvements                             302             191                686             573
        Leasing Commissions and Fees                    162             166                494             455
        Other Capital Expenditures                      394             163                934             397
                                                ----------------------------       ----------------------------
    Total Recurring Capital Expenditures              $ 858           $ 520            $ 2,114         $ 1,425

Adjusted Funds from Operations                      $ 9,304         $ 6,282           $ 28,688        $ 17,490
        Increase                                       48.1%                              64.0%

AFFO per share (diluted)                             $ 0.32          $ 0.32             $ 1.25          $ 1.21
        Increase                                        0.0%                               3.3%
---------------------------------------------------------------------------------------------------------------

Weighted Average Diluted Shares                      29,248          19,576             23,037          14,504

---------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
as of December 31, 2001 and 2000
(in thousands, except per share data)
--------------------------------------------------------------------------------


                                                                             Dec 31, 2001                  Dec 31, 2000
                                                                             ------------                  ------------
Assets
      Rental Properties and Developments
          Land, Buildings and Equipment                                        $ 607,507                     $ 468,957
          Building Improvements                                                   18,794                        10,901
          Land Held for Development                                               23,792                        13,468
          Construction in Progress                                                 5,912                         8,202
                                                                             ------------                  ------------
              Subtotal                                                           656,005                       501,528
          Less: Accumulated Depreciation                                         (28,318)                      (17,829)
                                                                             ------------                  ------------
      Rental Properties and Developments, Net                                    627,687                       483,699

      Cash and Cash Equivalents                                                      906                         2,347
      Restricted Cash                                                              1,715                         4,273
      Securities Available for Sale                                                1,681                         1,403
      Accounts and Other Receivables, Net                                          5,564                         5,822
      Notes Receivable                                                             9,697                        12,259
      Due from Related Parties                                                        57                         9,361
      Deposits                                                                     6,219                           822
      Prepaid and Other Assets                                                     2,855                         7,392
      Deferred Expenses, Net                                                       3,132                         1,404
      Investments in Unconsolidated Entities                                       7,742                        11,707
      Goodwill, Net                                                                1,281                         1,352
      Future Income Tax Assets                                                         0                           976
                                                                             ------------                  ------------

Total Assets                                                                   $ 668,536                     $ 542,817
-------------------------------------------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
      Liabilities
          Mortgage Notes Payable                                               $ 345,047                     $ 280,396
          Credit Agreements                                                       27,409                         4,243
          Accounts Payable and Accrued Expenses                                    8,987                        14,650
          Tenant Security Deposits                                                 4,090                         1,476
          Deferred Rental Income                                                     766                           662
          Due to Related Parties                                                     101                        15,965
          Minority Interest in Equity of Consolidated Subsidiary                   3,869                         3,875
                                                                             ------------                  ------------
      Total Liabilities                                                          390,269                       321,267

      Minority Interest                                                                0                        33,887

      Shareholders' Equity
          Common Stock, $0.01 par value                                              288                           128
          Additional Paid-in Capital                                             283,619                       105,368
          Equity Related to Step Acquisition                                           0                        82,123
          Retained Earnings                                                        1,808                         1,709
          Accumulated Other Comprehensive Income                                     (34)                         (311)
          Unamortized Restricted Stock Compensation                               (1,836)                         (809)
          Note Receivable from Issuance of Common Stock                           (5,578)                         (545)
                                                                             ------------                  ------------
      Total Shareholders' Equity                                                 278,267                       187,663

                                                                             ------------                  ------------
Total Liabilities and Shareholders' Equity                                     $ 668,536                     $ 542,817

-------------------------------------------------------------------------------------------------------------------------


EQUITY ONE, INC.
DEBT SUMMARY
as of December 31, 2001
(in thousands)
--------------------------------------------------------------------------------

                                 LOAN CLOSING/   ORIGINAL
                                   REFINANCING      LOAN         MATURITY                    DEC. 31, 2001
PROPERTY                            DATE (1)      AMOUNT (2)       DATE            RATE(3)      BALANCE
--------                            --------      ----------       ----            -------   --------------
FIXED RATE MORTGAGE DEBT

   Ft. Caroline                        03/29/95    $ 2,500       04/01/02           9.350%     $ 2,098
   Village by the Parks                09/20/01      3,744       06/01/02           8.180%       3,723
   Eustis Square                       10/22/93      5,942       07/01/02           9.000%       4,474
   Forest Edge                         05/01/96      2,099       10/01/02           6.900%       1,646
   Lantana                             02/19/98      4,400       02/15/05           6.950%       3,954
   Benchmark                           09/21/01      3,483       07/01/05           9.250%       3,466
   Sterling Plaza                      09/20/01      4,197       09/01/05           8.750%       4,175
   Green Oaks                          09/21/01      3,189       10/01/05           8.375%       3,172
   Townsend Square                     09/20/01      5,005       10/01/05           8.500%       4,989
   Melbourne Plaza                     09/21/01      1,843       11/01/05           8.375%       1,833
   Northwest Crossing                  09/21/01      1,754       11/01/05           8.375%       1,745
   Oak Hill                            12/07/95      2,500       01/01/06           7.625%       2,103
   Walden Woods                        01/01/99      2,835       08/01/06           7.875%       2,590
   Big Curve                           09/21/01      5,683       10/01/06           9.190%       5,658
   Highland Square                     09/21/01      4,234       11/01/06           8.870%       4,215
   Park Northern                       09/21/01      2,484       12/01/06           8.370%       2,463
   University Mall                     09/21/01     12,874       12/01/06           8.440%      12,837
   Rosemeade                           09/21/01      3,319       12/01/07           8.295%       3,305
   Colony Plaza                        09/21/01      3,884       01/01/08           7.540%       3,088
   Parkwood (4)                        09/21/01      6,371       01/01/08           7.280%       6,353
   Richwood (4)                        09/21/01      3,282       01/01/08           7.280%       3,273
   Commonwealth                        02/15/98      3,300       02/15/08           7.000%       2,967
   Mariners Crossing                   09/01/00      3,516       03/01/08           7.080%       3,468
   Pine Island/Ridge Plaza             08/01/99     26,234       07/01/08           6.910%      25,588
   Shoppes at Westburry                09/20/01      2,336       10/01/08           7.300%       2,330
   Prosperity Centre                   09/20/01      7,120       02/01/09           7.875%       7,045
   Shoppes of Northport                12/05/00      4,370       02/08/09           6.650%       4,288
   Park Promenade                      01/31/00      6,500       02/01/10           8.100%       6,413
   Skipper Palms                       09/21/01      3,617       03/01/10           8.625%       3,611
   Jonathan's Landing                  09/20/01      2,966       05/01/10           8.050%       2,960
   Bluff's Square                      09/20/01     10,249       06/01/10           8.740%      10,232
   Kirkman Shoppes                     09/20/01      9,679       06/01/10           8.740%       9,662
   Ross Plaza                          09/20/01      6,750       06/01/10           8.740%       6,739
   Boynton Plaza                       09/20/01      7,637       07/01/10           8.030%       7,622
   Pointe Royale                       07/28/95      6,000       07/15/10           7.950%       4,975
   Plymouth Park East 1 (5)            09/20/01        159       08/01/10           8.250%         158
   Plymouth Park East 2 (5)            09/20/01        477       08/01/10           8.250%         474
   Plymouth Park North (5)             09/20/01      8,506       08/01/10           8.250%       8,459
   Plymouth Park South (5)             09/20/01        636       08/01/10           8.250%         632
   Plymouth Park Story North (5)       09/20/01        391       08/01/10           8.250%         389
   Plymouth Park West (5)              09/20/01      2,542       08/01/10           8.250%       2,528
   Shops at Skylake                    07/06/00     16,350       08/01/10           7.650%      15,275
   Minyard's                           09/20/01      2,586       11/01/10           8.320%       2,578
   Forest Village                      03/08/01      4,700       04/01/11           7.270%       4,575
   Boca Village                        09/20/01      8,478       05/01/11           7.200%       8,459
   Sawgrass Promenade                  09/20/01      8,478       05/01/11           7.200%       8,459
   Plaza del Rey                       08/01/96      3,050       09/01/11           8.125%       2,368

EQUITY ONE, INC.
DEBT SUMMARY
as of December 31, 2001
(in thousands)
--------------------------------------------------------------------------------

                                    LOAN CLOSING/   ORIGINAL
                                      REFINANCING      LOAN       MATURITY                    DEC. 31, 2001
PROPERTY                               DATE (1)      AMOUNT (2)     DATE            RATE(3)      BALANCE
--------                               --------      ----------   --------        -----------  ------------
   Lake Mary                          11/01/01       25,000       11/01/11           7.250%      24,980
   Lake St. Charles                   10/29/01        3,950       11/01/11           7.130%       3,947
   Marco Island                       12/31/01        9,000       01/01/12           6.700%       9,000
   Summerlin Square                   01/25/99        5,000       02/01/14           6.750%       4,398
   Bird Ludlum                        02/19/97       13,400       02/15/15           7.680%      11,378
   West Lake                          05/22/97        5,902       06/01/16           7.875%       5,175
   Atlantic Village                   10/30/98        5,000       11/01/18           6.850%       4,599

TOTAL FIXED RATE MORTGAGE DEBT (54 LOANS)         $ 309,500          7.32            7.76%   $  296,887
                                                                 (WTD-AVG         (WTD-AVG
                                                                 MATURITY)          RATE)

BANK MORTGAGE DEBT
   Comerica/4 property loan (6)        09/20/01       24,635      02/28/04        L+200 / P-75   24,635
   Comerica/Copperfield (7)            09/20/01        8,000      10/30/03           L+141        8,000
   Bank of Nova Scotia/Oakbrook (8)    09/20/01        9,277      11/01/03           L+150        9,277
   First Union/Cashmere                09/20/01        5,220      11/30/03           L+165        5,198
   Bank of America/Wurzbach            09/20/01        1,053      12/31/04           L+225        1,050

TOTAL BANK MORTGAGE DEBT                          $   48,185                                 $   48,160

REVOLVING CREDIT FACILITIES (9)
   City National Bank (10)             02/04/99      $20,640      05/04/02           L+225   $    1,409
   Bank Leumi (11)                     09/17/01       30,000      09/16/02           L+125       26,000

TOTAL REVOLVING CREDIT FACILITIES                 $   50,640                                 $   27,409

TOTAL DEBT                                                                                   $  372,456

                MATURITY SCHEDULE       SCHEDULED         BALLOON
                     BY YEAR           AMORTIZATION    PAYMENTS (12)      TOTAL     Includes current balances of Bank Facilities
              ---------------------------------------------------------------------
                       2002           $    5,561      $    11,676       $    17,237
                       2003                5,732           35,409            41,141
                       2004                6,158           10,288            16,446
                       2005                6,380           51,087            57,467
                       2006                6,233           26,470            32,703
                       2007                6,066            2,864             8,930
                       2008                5,745           42,217            47,962
                       2009                5,336            7,663            12,999
                       2010                4,505           68,564            73,069
                       2011                3,180           44,410            47,590
                    Thereafter             9,633            7,279            16,912
              ---------------------------------------------------------------------
                TOTAL                  $  64,529       $  307,927       $  372,456

--------------------------------------------------------------------------------

   (1) The more recent of the loan closing/assumption date and the date of any subsequent additional funding.

   (2) The principal amount on the loan closing/assumption date, adjusted to reflect any subsequent additional funding.

   (3) The rate in effect on December 31, 2001. Several of the 'Bank Mortgage Loans' have rate swaps or locks in place for some or all of their remaining maturities, as noted in the footnotes, below.

   (4) The mortgage balances for Parkwood and Richwood represent the future minimum lease payments (net of imputed interest) attributable to lease payments on these two properties, both of which are owned pursuant to capital lease obligations.

   (5) All of the Plymouth loans are with Sun Life of Canada. In the case of Plymouth Park North and East, the collateral has been split into two parts; hence the two individual loans.

   (6) This Comerica facility is secured by Grogans Mill ($7,995), Steeplechase ($6,305), Mission Bend ($6,370) and Beechcrest ($3,965). The floating rate is L+150, but has been fixed at 6.88% (5.38% + 1.50%) through February 19, 2002, after which the rate will float at L + 200.

   (7) The floating rate is L + 141, but has been fixed at 6.49% (5.08% + 1.41%) through October 30, 2003. This loan was repaid in full on January 18, 2002 without any prepayment penalty.

   (8) The Oakbrook loan was repaid in full on February 15, 2002, without any prepayment penalty. Also see Note 9.

   (9) On or about February 22, 2002, we expect to close a new $29,400 secured, revolving, line of credit with a major bank. The facility will be secured by Oakbrook, Mandarin Landing (to be released by City National Bank with a reduction in that facility from $17,286 to $10,286), Hedwig, Albertson Bissonet and Albertson Spring Shadow. The last three properties will be released by Bank Leumi, to be replaced by negative pledges on Pompano and Ryanwood.

   (10) The CNB Line was authorized to $20,640 as of December 31, 2001, and is secured by Mandarin Landing and Mini-storage, Skylake Phase III land, Montclair Apartments, Beauclerc Village and East Bay Plaza. Effective February 4, 2002, the line was extended for an additional 90 days, with advances limited to $17,826 due to the sale of the EQY Building. Also see Note 11. Effective February 4, 2002, the line was extended for an additional 90 days, with advances limited to $17,826 due to the sale of the EQY Building. Also see Note 9.

   (11) The Bank Leumi facility is secured by negative pledges on Hedwig, McMinn, SW Walgreens, Albertson's Bissonnet, Albertson's Spring Shadows, Bandera, Market at First Colony and Mason Park. Also see Note 9.

   (12) Represents the entire principal balance of a maturing loan on the maturity date.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
as of December 31, 2001
--------------------------------------------------------------------------------

                                                                    YEAR            TOTAL                         # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     ---------------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D         VACANT
    --------                                   ----                 ---------       -------      --------    ------         ------
FLORIDA (43)

NORTH FLORIDA (9)

              Atlantic Village                 Atlantic Beach       1984 / 1998          100,559      96.20%             24     1

              Beauclerc Village                Jacksonville         1962 / 1988           71,127      49.20%              9     3

              Commonwealth                     Jacksonville         1984 / 1998           81,467      95.20%             14     2

              Ft. Caroline                     Jacksonville         1985 / 1995           74,546      96.30%             11     3

              Forest Village                   Tallahassee              2000              71,526      93.30%             16     1

              Losco                            Jacksonville             2000               8,700      63.20%              5     2

              Mandarin Landing                 Jacksonville         1976 / 2000          141,565      97.10%             35     2

              Monument Point                   Jacksonville         1985 / 1997           75,128     100.00%             13     0

              Oak Hill                         Jacksonville         1985 / 1997           78,492     100.00%             19     0

CENTRAL FLORIDA (6)

              Eustis Square                    Eustis               1983 / 1997          126,791      87.40%             18     9

              Forest Edge                      Orlando              1983 / 1997           68,631     100.00%             12     0

              Kirkman Shoppes                  Orlando                  1973              88,820     100.00%             32     0

              Lake Mary                        Orlando              1988 / 2001          339,084      95.90%             60     9

              Park Promenade                   Orlando              1987 / 2000          125,818     100.00%             27     0

              Walden Woods                     Plant City           1985 / 1998           75,336      98.70%             10     1

WEST COAST FLORIDA (8)

              East Bay Plaza                   Largo                1985 / 1997           85,426      57.70%             18     4

              Lake St. Charles                 Tampa                    1999              57,015     100.00%              8     0

              Marco Town Center                Marco Island             2001             109,574      83.40%             32    13

              Mariners Crossing                Spring Hill          1989 / 1999           85,507      90.60%             13     2

              Ross Plaza                       Tampa                1984 / 1996           85,903      94.80%             16     4

              Shoppes of North Port            North Port               1991              84,705     100.00%             22     0

              Skipper Palms                    Tampa                    1984              86,503     100.00%             17     0

              Summerlin Square                 Fort Myers           1986 / 1998          109,156      91.90%             23     5

SOUTH FLORIDA - DADE/BROWARD/PALM BEACH (20)

              Bird Ludlum                      Miami                1988 / 1998          192,282     100.00%             50     0

              Bluffs Square                    Jupiter                  1986             132,395      98.20%             46     5

              Boca Village                     Boca Raton               1978              94,111      99.30%             23     1

              Boynton Plaza                    Boynton Beach        1978 / 1999           99,324      88.90%             26     4

              Cashmere Corners                 Port St. Lucie           2001              89,234      97.60%             17     1

              Jonathan's Landing               Jupiter                  1997              26,820     100.00%             12     0

              Lantana Village                  Lantana              1976 / 1999          176,110      99.40%             25     1

              Oakbrook                         Palm Beach Gardens   1974 / 2010          225,073      86.20%             23    12

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
FLORIDA (43)

NORTH FLORIDA (9)

              Atlantic Village                       39,795             Publix       Jo-Ann Fabrics, Dollar Tree      $  10.06
                                                                        (10/31/2008)

              Beauclerc Village                                                      Walgreen's*, Big Lots                6.33

              Commonwealth                           48,997             Winn-Dixie                                        8.00
                                                                        (2/28/2018)

              Ft. Caroline                           45,500             Winn-Dixie   Eckerd's* (Bealls Outlet)            7.29
                                                                        (5/31/2015)

              Forest Village                         37,866             Publix                                           10.21
                                                                        (4/30/2020)

              Losco                                              45,820 Winn-Dixie                                       19.45

              Mandarin Landing                       34,400             Publix       Office Depot, Eckerd's               8.85
                                                                        (2/14/2007)

              Monument Point                         46,772             Winn-Dixie   Eckerd's                             6.53
                                                                        (3/27/2005)

              Oak Hill                               39,795             Publix       Walgreen's* (Bonus Dollar)           6.86
                                                                        (5/11/2005)

Central Florida (6)

              Eustis Square                          38,520             Publix       Walgreen's* (Bealls Outlet)          6.69
                                                                        (11/30/2004)

              Forest Edge                            42,075             Winn-Dixie   Autozone                             7.10
                                                                        (8/8/2007)

              Kirkman Shoppes                                                        Eckerd's                            17.43

              Lake Mary                              63,139             Albertson's  K-Mart, Sun Star Theatres           10.60
                                                                        (6/30/2012)

              Park Promenade                         55,000             Publix       Blockbuster, Orange County           9.29
                                                                        (2/9/2007)     Library

              Walden Woods                           46,636             Winn-Dixie*  Walgreen's                           6.59
                                                                        (11/30/08)

West Coast Florida (8)

              East Bay Plaza                                     53,000 Albertson's  Family Dollar                        9.49

              Lake St. Charles                       46,295             Kash N' Karry                                     9.46
                                                                        (6/30/2019)

              Marco Town Center                      27,887             Publix                                           16.39
                                                                        (1/31/2018)

              Mariners Crossing                      48,315             Kash 'N Karry                                     8.02
                                                                        (4/30/2020)

              Ross Plaza                                                             Walgreen's, Ross Dress for Less      8.70

              Shoppes of North Port                  48,890             Publix       Beall's Outlet                       9.45
                                                                        (12/11/2011)

              Skipper Palms                          53,012             Winn-Dixie                                        8.49
                                                                        (5/31/2016)

              Summerlin Square                       45,500             Winn-Dixie   Eckerd's                            10.49
                                                                        (6/4/2006)

SOUTH FLORIDA - DADE/BROWARD/PALM BEACH (20)

              Bird Ludlum                            44,400             Winn-Dixie   Blockbuster, Eckerd's               13.86
                                                                        (12/31/2007)

              Bluffs Square                          39,795             Publix       Walgreen's                          11.11
                                                                        (10/22/2006)

              Boca Village                           36,000             Publix       Eckerd's                            13.66
                                                                        (3/31/2007)

              Boynton Plaza                          37,664             Publix       Eckerd's                             9.92
                                                                        (8/31/2003)

              Cashmere Corners                       59,448             Albertson's                                       7.67
                                                                        (4/30/2025)

              Jonathan's Landing                                 53,850 Albertson's  Blockbuster                         17.44

              Lantana Village                        39,473             Winn-Dixie   K-Mart                               6.32
                                                                        (2/15/2011)

              Oakbrook                               44,400             Publix       Eckerd's, Roly's Bistro              8.83
                                                                        (10/31/2020) Jacobson Stores, Inc.

                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
FLORIDA (43)

SOUTH FLORIDA - DADE/BROWARD/PALM BEACH (CONTINUED) (20)

              Pine Island                      Davie                1983 / 1999          254,907      99.70%     47        1

              Plaza Del Rey                    Miami                1985 / 1996           50,146      94.50%     20        1

              Point Royale                     Miami                1970 / 2000          209,863      94.60%     24        2

              Pompano                          Pompano Beach        1968 / 2001           80,697     100.00%      1        0

              Prosperity Centre                Palm Beach Gardens      1993              122,106     100.00%      9        0

              Ridge Plaza                      Davie                1984 / 1999          155,204      96.70%     26        3

              Ryanwood                         Vero Beach               1987             114,925      95.70%     30        3

              Sawgrass Promenade               Deerfield Beach      1982 / 1998          107,092      99.10%     28        1

              Shops at Skylake                 North Miami Beach    1999/2000-01         174,199      96.60%     43        4

              University Mall                  Ft. Lauderdale           1973             326,307      19.30%     21       24

              West Lakes Plaza                 Miami                1984 / 2000          100,747     100.00%     27        0

              Westburry                        Miami                    1988              33,706     100.00%     21        0

TOTAL SHOPPING CENTERS FLORIDA (43)                                                    4,996,627      89.80%    973      124

TEXAS (32)

HOUSTON (15)

              Albertson's Bissonnet            Houston                 1999               15,542     100.00%      8        0

              Albertson's Spring Shadows       Houston                 1999               36,611      88.00%     14        2

              Barker Cypress                   Houston                 2001               61,720      81.70%      8        2

              Beechcrest                       Houston              1981 / 2001           90,797      98.30%     14        1

              Benchmark Crossing               Houston                 1986               58,384     100.00%      5        0

              Colony Plaza                     Houston                 1997               26,530      87.20%     13        2

              Copperfield                      Houston                 1994              160,695      48.40%     30        6

              Grogan's Mill                    Houston                 1986              118,398      99.20%     27        1

              Hedwig                           Houston                 1974               69,504     100.00%     13        0

              Highland Square                  Houston                 1998               64,171      99.70%     26        1

              Market at First Colony           Houston                 1988              107,301      95.30%     34        2

              Mason Park                       Houston                 1998              160,047      75.00%     31        8

              Mission Bend                     Houston              1980 / 1999          129,675      91.90%     24        2

              Steeplechase                     Houston                 1985              104,002      98.40%     25        1

              Woodforest                       Houston                 1991               12,741     100.00%      4        0


DALLAS (15)

              Benbrook                         Fort Worth              1969              247,422      65.90%     16        9

              Green Oaks                       Dallas                  1983               65,091      70.60%     22       10

              Melbourne Plaza                  Dallas                  1983               47,517      86.60%     15        3

              Minyards                         Garland                 2000               58,695     100.00%      1        0

              Northwest Crossing               Dallas                  1983               33,366      86.80%     15        2

                                                           SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------

              Pine Island                            39,943             Publix       Home Depot Expo, Rite Aid           $9.13
                                                                        (11/30/2013)

              Plaza Del Rey                                                          Navarro Pharmacy                    12.85

              Point Royale                           45,350             Winn-Dixie   Best Buy, Eckerd's                   6.40
                                                                        (2/18/2011)

              Pompano                                                                Lowe's                               6.69

              Prosperity Centre                                                      Office Depot, Barnes & Noble, Bed   14.70
                                                                                       Bath & Beyond, Carmine's,
                                                                                       TJ Maxx

              Ridge Plaza                                     see Pine Island        AMC Theater, Kabooms. Republic       8.75
                                                                                     Security Bank, Uncle Funny's,
                                                                                     The Round Up

              Ryanwood                               39,795             Publix                                            8.95
                                                                        (3/23/2017)

              Sawgrass Promenade                     36,464             Publix       Blockbuster, Walgreen's             11.28
                                                                        (11/30/2004)

              Shops at Skylake                       51,420             Publix       Blockbuster, Goodwill               15.18
                                                                        (7/31/2019)

              University Mall                                                        Eckerd's                            10.22

              West Lakes Plaza                       46,216             Winn-Dixie   Navarro Pharmacy                    10.58
                                                                        (10/31/2016)

              Westburry                                                                                                  16.09

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS FLORIDA (43)                           1,152,670                                                 $10.14
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (32)

HOUSTON (15)

              Albertson's Bissonnet                              63,000 Albertson's  Blockbuster                         14.85

              Albertson's Spring Shadows                         62,322 Albertson's                                      16.32

              Barker Cypress                         41,320             H.E. Butt                                        11.70
                                                                        (01/31/2014)

              Beechcrest                             40,345             Randall's* (VWalgreen's*                          8.88
                                                                        (6/24/2016)

              Benchmark Crossing                                                     Bally's Fitness                     12.13

              Colony Plaza                                       55,513 Albertson's                                      18.61
                                                                        (dark)

              Copperfield                                                            JoAnn's Fabrics                     11.78

              Grogan's Mill                          56,558             Randall's    Petco                               11.76
                                                                        (6/24/2016)

              Hedwig                                                                 Target (shadow), Wherehouse         13.58
                                                                                     Music, Marshall's (shadow), Ross

              Highland Square                                                        Radio Shack, Smoothie King          15.89

              Market at First Colony                             62,000 Kroger's     TJ Maxx, Eckerd's                   15.28

              Mason Park                                         58,890 Kroger's     Walgreen's* (Eloise Collectibles)   12.05
                                                                                     Palais Royal, Petco

              Mission Bend                           46,112             Randall's    Factory 2 U Stores, Inc.            9.04.
                                                                        (6/24/2016)

              Steeplechase                           56,208             Randall's                                        11.19
                                                                        (6/24/2016)

              Woodforest                                                                                                 16.10

DALLAS (15)

              Benbrook                                                               Sutherland Lumber, JoAnn Fabrics     3.04
                                                                                     DHT Ventures, Oliver Dyer

              Green Oaks                                         58,000 Kroger's                                         11.42

              Melbourne Plaza                                                                                            11.06

              Minyards                               58,695             Minyard's                                          6.4
                                                                        (12/31/2029)

              Northwest Crossing                                                     Blockbuster                         10.85


                                                                    YEAR            TOTAL                     # OF TENANTS
                                                                    BUILT/          SQUARE       PERCENT     -----------------
    PROPERTY                                   CITY                 RENOVATED       FOOTAGE      OCCUPIED    OCCP'D     VACANT
    --------                                   ----                 ---------       -------      --------    ------     ------
TEXAS (32)

DALLAS (CONTINUED) (15)

              Parkwood                         Dallas                1985                 81,590      88.10%        18        2

              Plymouth East                    Dallas                1970                 56,435     100.00%        10        0

              Plymouth North                   Dallas                1970                444,221      51.60%        39       20

              Plymouth South                   Dallas                1970                 49,102      85.80%         5        2

              Plymouth West                    Dallas                1970                178,810      88.80%        12        4

              Richwood                         Dallas                1984                 54,872      83.30%        22        6

              Rosemeade Park                   Dallas                1986                 49,554      85.60%        15        4

              Sterling Plaza                   Dallas                1989                 65,205      96.70%        15        1

              Townsend                         Desoto                1990                140,436      84.50%        35        4

              Village Park                     Dallas                1988                 44,387      58.40%         6        6

San Antonio (2)

              Bandera Festival                 San Antonio           1989                189,438      78.80%        24        7

              Wurzbach                         San Antonio           1979                 59,771     100.00%         3        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                                                      3,082,030      79.70%       549      108
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                        Yuma                 1969 / 1996          126,402      97.90%        31        1

              Park Northern                    Phoenix              1982 / 1996          126,852      88.30%        20        7

              Southwest Walgreen's             Phoenix              1975 / 1998           78,398     100.00%        17        0

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                                                       331,652      94.70%        68        8
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                     Athens               1982 / 1994          107,200      72.80%         7        2

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                                                     107,200      72.80%         7        2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (79)                                                            8,517,509      86.10%     1,597      242
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (3)

              El Novillo                       Miami Beach          1970 / 2000           10,000     100.00%         1        0

              Epsilon                          W. Palm Beach        1925 / 1997           18,707     100.00%         5        0

              EQY Building **                  Miami Beach          1959 / 1996           28,780      81.80%        12        3

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (82)                                                  8,574,996      86.10%     1,615      245
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage            Jacksonville             1982              52,880      98.70%       527        7

              Montclair Apartments             Miami Beach          1950 / 2000            9,375     100.00%        20        0

              Coral Way N.E. Land              Miami

              Coral Way S.E. Land              Miami

-----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL (86)                                                                       8,637,251                 2,162      252
-----------------------------------------------------------------------------------------------------------------------------------

                                                            SUPERMARKET ANCHOR *
                                                     -------------------------------                                  AVERAGE
                                                     OWNED      SHADOW     NAME                                      BASE RENT
    PROPERTY                                          SF          SF      EXP DATE      OTHER ANCHOR TENANTS         PER OCC SF
    --------                                         -----      ------    --------      --------------------         ----------
              Parkwood                                           62,000 Albertson's  Planet Pizza                       $13.39

              Plymouth East                          42,130             Kroger                                            4.18
                                                                        (11/30/2013)

              Plymouth North                                                         Blockbuster, Dollar General, Thrift  7.18
                                                                                       of America, US Postal Service

              Plymouth South                                                         Betcha Bingo                         6.77

              Plymouth West                                                          Bargain City, Tok Won Kim            4.33

              Richwood                                           61,877 Albertson's  Blockbuster                         16.32

              Rosemeade Park                                     58,900 Kroger       Blockbuster, Allure Health & Spa    13.49

              Sterling Plaza                                                         Bank One, Wherehouse Entertainment  14.13

              Townsend                                           60,349 Albertson's  Stage Stores, Victory Gym, Tutor     9.14
                                                                                       Time

              Village Park                                                           Toy's R' Us (shadow), Petco         16.22
                                                                                       (shadow)

San Antonio (2)

              Bandera Festival                                                       Eckerd's*, Blockbuster, Kmart        8.69

              Wurzbach                               52,957             Albertson's                                       2.86
                                                                        (12/31/2004)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TEXAS (32)                               602,851                                                  $9.83
-----------------------------------------------------------------------------------------------------------------------------------

ARIZONA (3)

              Big Curve                                          60,000 Albertson's  Michael's (shadow), Walgreen's       9.55
                                                                                     Miller's Outpost

              Park Northern                          51,511             Safeway      Beall's, Showbiz Pizza               6.43
                                                                        (5/31/2003)

              Southwest Walgreen's                   27,064             Food City    Walgreen's                           7.36
                                                                        (5/31/2005)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS ARIZONA (3)                               60,000                                                  $7.89
-----------------------------------------------------------------------------------------------------------------------------------

TENNESSEE (1)

              McMinn Plaza                           60,000             Ingles                                            7.18
                                                                        (1/30/2019)

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS TENNESSEE (1)                             60,000                                                  $7.18
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING CENTERS (79)                       1,901,662     815,521                                                  $9.80
-----------------------------------------------------------------------------------------------------------------------------------

OTHER COMMERCIAL PROPERTIES (3)

              El Novillo                                                             Jumbo Buffet                        13.67

              Epsilon                                                                                                    14.74

              EQY Building **                                                                                            16.01

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL SHOPPING & COMMERCIAL PPTY (82)                         1,815,521                                                  $9.84
-----------------------------------------------------------------------------------------------------------------------------------

              Mandarin Mini-storage                                                                                        NA

              Montclair Apartments                                                                                         NA

              Coral Way N.E. Land

              Coral Way S.E. Land

-----------------------------------------------------------------------
GRAND TOTAL (86)                                  1,901,662     815,521
-----------------------------------------------------------------------



Total Square Footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**   The EQY Building was sold on February 1, 2002.

EQUITY ONE, INC.
ANNUAL MEETING RENT BY LOCATION
as of December 31, 2001
--------------------------------------------------------------------------------


                              ANNUAL MINIMUM RENT
                                  BY LOCATION






                                     (CHART)





       REGION            COUNT                    AMR            %         STATE               STATE TOTAL
       ------            -----                    ---           ---        -----               -----------
North FL                   9                  $5,373,283

Central FL                 6                   7,881,528

West FL                    8                   6,422,993

South FL                   23                 25,842,056        63%       Florida               $45,519,860
------------------------------------------------------------------------------------------------------------
Houston                    15                 12,971,971

Dallas                     15                  9,694,987

San Antonio                2                   1,467,993        33%        Texas                 24,134,951
------------------------------------------------------------------------------------------------------------
AZ                         3                   2,477,657        3%        Arizona                 2,477,657
------------------------------------------------------------------------------------------------------------
TN                         1                     560,307        1%       Tennessee                  560,307
------------------------------------------------------------------------------------------------------------

Total                      82                $72,692,776       100%                             $72,692,776
------------------------------------------------------------------------------------------------------------

------------------

Note: Chart excludes Monclair, Mini-storage and 2 developments.

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND OTHER RECENT ACTIVITY
as of December 31, 2001
(in thousands, except square footage data)
--------------------------------------------------------------------------------

1)   LAKE MARY SHOPPING CENTER
     Lake Mary, Florida

     A 25,000 square foot addition for Euro Fitness Center is completed and reflected on the December 31, 2001 Property Status Report. An additional 10,000 square foot addition is under construction, and is reflected on the December 31, 2001 Property Status Report.

2)   PLAZA ALLEGRE (CORAL WAY S.E.)
     Miami, Florida

     We expect to begin construction shortly of an 84,000 square foot shopping center on an 8.5 acre site located on the southeast corner of S.W. 147th Avenue and Coral Way in southwest Miami-Dade County. Plaza Allegre will feature a 44,000 square foot Publix supermarket, a 14,000 square foot junior anchor, 16,000 square feet of local retail space, 10,000 square feet of office space and two out parcels. The target completion date is February 2003. The development is expected to cost a total of $10,000 (including $2,000 to purchase the site pursuant to an existing option agreement), and is expected to yield approximately 11.5% upon stabilization in the fourth quarter of 2003. This development is not reflected on the December 31, 2001 Property Status Report, although the land parcel is listed as a property.

     3) CORAL WAY, N.E. Miami, Florida We own a 4.0 acre parcel at the northeast corner of S.W. 147th Avenue and Coral Way across the street from Plaza Allegre, upon which we expect to commence construction of a 25,000 square foot drug-store anchored shopping center in the third quarter of 2002 with a target completion in the fourth quarter of 2003. This development is not reflected on the December 31, 2001 Property Status Report, although the land parcel is listed as a property.

4)   UNIVERSITY MALL
     Pembroke Pines, Florida

     Discussions are underway with a major retailer regarding a complete redevelopment of this property.

5)   Plymouth Park North
     Irving, Texas

     Discussions are underway with a local supermarket chain regarding a potential lease at this property.

6)   OAKBROOK SQUARE
     Palm Beach Gardens, Florida

     Discussions are underway with a number of retailers regarding a possible tenancy upon the maturity of the Jacobson's lease.

7)   BEAUCLERC SHOPPING CENTER
     Jacksonville, FL

     Leases are signed for two large vacancies to Goodwill Industries and Beall's Outlet. This leasing activity is not reflected on the December 31, 2001 Property Status Report, as the tenants have not yet occupied the spaces.

8)   EQY OFFICE BUILDING
     Miami Beach, FL

     We sold the Equity One office building in Miami Beach, Florida to the City of Miami Beach on February 1, 2002 for a price of $6,050. We expect to realize a gain on the sale of this property in the amount of approximately $4,300. In connection with the sale, we will also receive $450 as a settlement for pending litigation against the City of Miami Beach.

9)   COPPERFIELD
     Houston, Texas

     A letter of intent is being negotiated with a national health & fitness center regarding a potential 35,000 square foot lease at this property.

10)  ALBERTSONS BISSONNET
     Houston, Texas

     Discussions are underway with a major bank regarding a build-to-suit on the vacant outparcel.

EQUITY ONE, INC.
JOINT VENTURE INVESTMENTS
as of December 31, 2001
(in thousands, except square footage data)

--------------------------------------------------------------------------------

OWNED JOINT VENTURES *
----------------------

1)   CITY CENTRE
     Palm Beach Gardens, Florida

     City Centre is a 93,565 square foot office/retail center that was 95.5% occupied as of 12/31/01. The property includes a parcel of land slated for future office development. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $13,079 on 12/31/01, which matures on 4/1/10. Equity One increased its 25.05% interest in this property to 50% in November 2001 for an additional cost of $1.4 million.

2)   PARK PLACE
     Plano, Texas

     Park Place is a 112,478 square foot retail center that was 100% occupied as of 12/31/01. The development plan calls for the construction of two additional phases totaling 29,000 square feet at a cost of $2,600, with completion targeted for December 2003. The property is encumbered by a floating rate loan (L+185, though certain tranches have been rate-locked) with a balance of $13,951, which matures on 4/6/02. Discussions are underway for a replacement facility at comparable terms. Equity One owns a 50% interest in this property.

3)   OAKS SQUARE
     Gainesville, Florida

     Oaks Square is a 119,355 square foot retail center that was 100% occupied as of 12/31/01. The property is encumbered by a 7.63% fixed-rate mortgage loan with a balance of $16,786 on 12/31/01, which matures on 12/31/10. Equity One owns a 50% interest in this property.



* EQUITY ONE ACCOUNTS FOR THESE THREE JOINT VENTURE INTERESTS USING THE EQUITY METHOD.

--------------------------------------------------------------------------------

JOINT VENTURE DISPOSITIONS
--------------------------

1)   NORTHMIL SHOPPING CENTER
     Palm Beach Gardens, Florida

     Equity One sold its 25.05% interest in this supermarket-anchored center in October 2001 for its cost of $414.

2)   FISHHAWK SHOPPING CENTER
     Tampa, Florida

     Equity One sold its 50% interest in this retail center in November 2001 for its cost of $1,054.

3)   ABACOA SHOPPING CENTER
     Palm Beach Gardens, Florida

     Equity One sold its 25.05% interest in this supermarket-anchored center in November 2001 for its cost of $1,180.

EQUITY ONE, INC.
SHOPPING CENTER & COMMERCIAL PROPERTY TENANT CONCENTRATION SCHEDULE as of December 31, 2001

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                                                           ANNUALIZED       % OF TOTAL
                                   NUMBER                    % OF TOTAL     ANNUALIZED       ANNUALIZED     AVERAGE
                                     OF         SQUARE         SQUARE         MINIMUM         MINIMUM       MINIMUM
           TENANT                  STORES        FEET           FEET           RENT             RENT         REMT
--------------------------------------------------------------------------------------------------------------------

TOP TEN TENANTS

     Publix                          16         647,634         7.6%        $4,004,304           5.5%       $6.18

     Winn Dixie                      11         503,931         5.9%         3,191,701           4.4%        6.33

     Randall's                        4         199,223         2.3%         1,431,823           2.0%        7.19

     K Mart                           3         257,768         3.0%         1,268,768           1.7%        4.92

     Eckerd's                        13         130,979         1.5%         1,063,720           1.5%        8.12

     Walgreens                       10         154,996         1.8%         1,031,839           1.4%        6.66

     Blockbuster                     11          63,116         0.7%           989,016           1.4%       15.67

     Albertson's                      4         177,544         2.1%           868,251           1.2%        4.89

     Kash N' Karry                    2          94,610         1.1%           726,425           1.0%        7.68

     Bed, Bath & Beyond               1          37,525         0.4%           562,875           0.8%       15.00


--------------------------------------------------------------------------------------------------------------------
Sub-total Top Ten Tenants            75       2,267,326        26.4%       $15,138,722          20.8%       $6.68
--------------------------------------------------------------------------------------------------------------------

     Remaining Tenants            1,540       5,119,832        59.7%        57,554,054          79.2%       11.24

--------------------------------------------------------------------------------------------------------------------
Sub-total All Tenants             1,615       7,387,158        86.1%       $72,692,776         100.0%       $9.84
--------------------------------------------------------------------------------------------------------------------

     Vacant                         245       1,187,838        13.9%                 0           0.0%        0.00

--------------------------------------------------------------------------------------------------------------------
Total including Vacant            1,860       8,574,996       100.0%       $72,692,776         100.0%       $8.48
--------------------------------------------------------------------------------------------------------------------

EQUITY ONE, INC.
SHOPPING CENTER AND COMERCIAL PROPERTY LEASE EXPIRATION SCHEDULE as of December 31, 2001

----------------------------------------------------------------------------------------------------------
                                                                                      PERCENT     AVERAGE
                                                      PERCENT                           OF        ANNUAL
                                                        OF          ANNUALIZED        TOTAL       MINIMUM
                              NUMBER                   TOTAL          MINIMUM        ANNUALIZED   RENT PER
                                OF        SQUARE       SQUARE         REMT AT         MINIMUM      SQUARE
           DATE             TENANTS (1)    FEET         FEET       EXPIRATION(2)        RENT        FOOT
----------------------------------------------------------------------------------------------------------
           M-T-M                  0              0       0.0%        $         0         0.0%          NA
           2002                 315        716,612       8.4%          9,379,456        12.4%       13.09
           2003                 335      1,081,683      12.6%         10,855,309        14.3%       10.04
           2004                 335        964,056      11.2%         10,917,544        14.4%       11.32
           2005                 226        872,899      10.2%          8,806,262        11.6%       10.09
           2006                 183        854,401      10.0%          9,330,902        12.3%       10.92
           2007                  47        430,491       5.0%          4,108,437         5.4%        9.54
           2008                  33        268,914       3.1%          3,651,016         4.8%       13.58
           2009                  25        126,614       1.5%          2,013,378         2.7%       15.90
           2010                  46        265,674       3.1%          2,804,655         3.7%       10.56
           2011                  21        393,061       4.6%          2,893,753         3.8%        7.36
        Thereafter               48      1,412,753      16.5%         11,159,987        14.7%        7.90

----------------------------------------------------------------------------------------------------------
     Sub-total / Average      1,614      7,387,158      86.1%        $75,920,699       100.0%      $10.28
----------------------------------------------------------------------------------------------------------

          Vacant                245      1,187,838      13.9%                  0           NA          NA

----------------------------------------------------------------------------------------------------------
      Total / Average         1,859      8,574,996     100.0%        $75,920,699       100.0%       $8.85
----------------------------------------------------------------------------------------------------------

                        (ANNUAL LEASE EXPIRATIONS GRAPH)




(1) Includes 21 tenants who use 0 square feet but pay rent under various usage agreements. Excludes 1 tenant who uses 0 square feet and does not pay rent, but makes certain other payments (i.e. CAM or RE Tax).
(2) Includes the rent from 21 tenants who use 0 square feet but pay rent under various usage agreements.

EQUITY ONE, INC.
STOCK PRICE AND VOLUME STATISTICS
for the three months ended December 31, 2001
--------------------------------------------------------------------------------















                            DAILY HIGH-LOG-CLOSE AND
                             10-DAY MOVING AVERAGE
                                (GRAPH OMITTED)







                            DAILY TRADING VOLUME AND
                             10-DAY MOVING AVERAGE
                                (GRAPH OMITTED)